SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of

1934 (Amendment No. ____)

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Check the appropriate box:
[ ]	Preliminary Proxy Statement	[X]	Definitive Proxy Statement Only (as permitted by Rule 14a-6(e)(2))
[ ]	Confidential, for Use of the Commission

Great Lakes Bancorp, Inc.
(Name of Registrant as specified in its charter)

Payment of filing fee (check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
(1)	Title of each class of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: __/
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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GREAT LAKES BANCORP, INC.
2421 Main Street
Buffalo, New York 14214

________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2004
________________________________________________

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Great Lakes Bancorp, Inc., a Delaware corporation (the "Company"), will be held at 2421 Main Street, Buffalo, New York on June 15, 2004 at 5:30 p.m., local time, for the following purposes:

        1.         To elect five Class B Directors to hold office for a term of three (3) years and until their successors have been elected and qualified;

        2.         To consider and vote upon the approval of a proposed amendment to the Company's certificate of incorporation reducing the number of authorized shares of common stock and preferred stock; and

        3.         To take action upon and transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

        These items of business are described in the attached proxy statement. Only holders of record of the Company's at 5:00 p.m. on May 1, 2004 are entitled to notice of, and to vote at, the Annual Meeting.

                                                                                By Order of the Board of Directors,
                                                                                Louis Sidoni
                                                                                Secretary

Dated: May 12, 2004

        All stockholders are invited to attend the meeting in person. Whether you expect to attend or not, please vote, sign and date the enclosed proxy card and mail it promptly in the enclosed, postage paid envelope. Any stockholder present at the Annual Meeting may withdraw his or her proxy and vote personally on each matter brought before the Annual Meeting.

GREAT LAKES BANCORP, INC.
2421 Main Street
Buffalo, New York 14214

_________________________________________________

PROXY STATEMENT
_________________________________________________

        This proxy statement and the accompanying form of proxy are being furnished in connection with the solicitation by the Board of Directors of Great Lakes Bancorp, Inc., a Delaware corporation ("our Company", "we" or "us"), of proxies to be voted at the Annual Meeting of Stockholders to be held at 2421 Main Street, Buffalo, New York, on June 15, 2004, at 5:30 p.m., local time, and at any adjournment or adjournments thereof. The approximate date on which this proxy statement and the accompanying form of proxy are first being sent to our stockholders is May 12, 2004.

        Our common stock is our only outstanding class of securities. Only holders of our common stock as of 5:00 p.m. on May 1, 2004 will be entitled to receive notice of and to vote at the meeting. As of such time and date, we had outstanding 3,891,661 shares of our common stock, the holders of which are entitled to one vote per share on each matter properly brought before the Annual Meeting.

        The shares represented by all valid proxies in the enclosed form will be voted if received in time for the Annual Meeting in accordance with the specifications, if any, made on the proxy card. If no specification is made, the proxies will be voted FOR the nominees for Director named in this proxy statement and FOR the approval of the proposed amendment to our certificate of incorporation.

        In order for business to be conducted, a quorum must be present at the Annual Meeting. A quorum is a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. Abstentions, broker non-votes and withheld votes will be counted in determining the existence of a quorum at the Annual Meeting.

        Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the five nominees receiving the most votes will be elected. Only votes cast for a nominee will be counted. Unless indicated otherwise, shares represented by all valid proxies received in time for the Annual Meeting will be voted FOR the five nominees for Director named in this proxy statement. Instructions on a proxy to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as a vote against such nominees.

        In order for the proposal to amend our certificate of incorporation to be approved, an affirmative vote of not less than a majority of our outstanding shares of common stock is required. For this proposal, an abstention or a broker non-vote will have the same effect as a vote against the proposal.

        The execution of a proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person. A stockholder who executes a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary, by appearing at the Annual Meeting and so stating, or by submitting another duly executed proxy bearing a later date.

PROPOSAL 1

ELECTION OF DIRECTORS

        Our certificate of incorporation provides that our Board of Directors shall consist of not less than five members and not more than 25 members, as determined by resolution of our Board of Directors. Our Board of Directors is divided into three classes with respect to term of each office, with the term of office of one class expiring each year. Currently, our Board of Directors is comprised of 14 members: Andrew W. Dorn, Jr., Carolyn B. Frank, Louis Sidoni and Barry M. Snyder, Class A Directors whose terms expire in 2006; William A. Evans, Acea M. Mosey-Pawlowski, Dennis M. Penman, Louis J. Thomas and Frederick A. Wolf, Class B Directors whose terms expire in 2004; and Fred J. Hanania, Luiz F. Kahl, Gerard T. Mazurkiewicz, James A. Smith and David L. Ulrich, Class C Directors whose terms expire in 2005. Brenda Williams McDuffie, a Class A Director, and Sarah Hill Buck, a Class B Director, each resigned from our Board of Directors in February 2004. At the Annual Meeting, five Class B Directors shall be elected to hold office for a term expiring in 2007, and until the election and qualification of their respective successors.

        Unless instructions to the contrary are received, it is intended that the shares represented by proxies will be voted for the election as Directors of William A. Evans, Acea M. Mosey-Pawlowski, Dennis M. Penman, Louis J. Thomas and Frederick A. Wolf, each of whom is presently a Director. This is our first Annual Meeting since being formed in 2003 as a holding company for our subsidiary, Greater Buffalo Savings Bank (the "Bank") and, accordingly, none of the nominees has been previously elected by our stockholders. However, each of them has been previously elected by the shareholders of the Bank. If any of these nominees should become unavailable for election for any reason, it is intended that the shares represented by the proxies solicited herewith will be voted for such other person as our Board of Directors shall designate. Our Board of Directors has no reason to believe that any of these nominees will be unable or unwilling to serve if elected to office.

        The following information is provided concerning the nominees for election as Class B Directors and our Class A and Class C Directors:

Nominees for election as Class B Directors for terms of office expiring in 2007:

        William A. Evans has been a Director since our formation in 2003 and a director of the Bank since its inception in 1999 and serves as our Vice Chairman of the Board of Directors. Since the sale of his business in 1995, Mr. Evans has been engaged in the management of Evans Enterprises, a private investment company. Mr. Evans is a graduate of the United States Military Academy at West Point and the University of Florida School of Law.

        Acea M. Mosey-Pawlowski has been a Director since our formation in 2003 and a director of the Bank since its inception in 1999. Since 1995, she has been engaged in the private practice of law in Buffalo, New York and has served as in-house counsel to Allied Publishing Service, a national wholesaler of magazines. She is a graduate of Canisius College and the Thomas Cooley School of Law.

        Dennis M. Penman has been a Director since our formation in 2003 and a director of the Bank since its inception in 1999. He has been an Executive Vice President and Chief Operating Officer of M. J. Peterson Real Estate Corporation, a real estate brokerage and development company, since 1980. Mr. Penman is a graduate of the State University of New York at Buffalo and the Institute of Real Estate Management.

        Louis J. Thomas has been a Director since our formation in 2003 and a director of the Bank since its inception in 1999. Since 1970, he has served in various capacities with the United Steelworkers Union, and currently serves as Director of District 4 of such union, covering the Northeastern United States and the Commonwealth of Puerto Rico, until his retirement in May 2004. Mr. Thomas attended East Stroudsburg State College and served on the faculty of Syracuse University.

        Frederick A. Wolf has been a Director and has served as our Assistant Secretary since our formation in 2003 and has served as a director and as Assistant Secretary of the Bank since its inception in 1999. Since January 2000, Mr. Wolf has been County Attorney for the County of Erie, New York. Prior thereto, Mr. Wolf was engaged in the private practice of law in Buffalo, New York for approximately 32 years. Mr. Wolf is a graduate of the University of Buffalo and the State University of New York at Buffalo School of Law.

Present Class A Directors whose terms of office expire in 2006:

        Andrew W. Dorn, Jr. has served as our President and Chief Executive Officer and as a Director since our formation in 2003 and has served as President and Chief Executive Officer and as a director of the Bank since it began operations in 1999. From 1995 to 1998, he served as President and Chief Executive Officer of Jamestown Savings Bank. Mr. Dorn is a graduate of the State University of New York at Buffalo and earned a masters degree in Business Administration from Canisius College.

        Carolyn B. Frank has served as a Director since our formation in 2003 and as a director of the Bank since its inception in 1999. Since January 2004, Mrs. Frank has been Vice President of Performance Improvement for Excellus Health Plan, Inc. From May 2002 until January 2004, she was an independent consultant to the health care industry. From 1987 until May 2002, she was associated with Kaleida Health Systems serving, at various times, as chief financial officer, chief executive officer and president. Mrs. Frank is a graduate of Canisius College.

        Louis Sidoni has been an Executive Vice President, our Secretary and a Director since our formation in 2003 and has been an Executive Vice President, Secretary and a director of the Bank since its inception in 1999. From 1995 until June 1998, he served as an executive Vice President and Chief Operating Officer of Jamestown Savings Bank. Mr. Sidoni is a graduate of the University of Buffalo.

        Barry M. Snyder has served as the Chairman of our Board of Directors since our formation in 2003. He has also been a director of the Bank since its inception in 1999 and has served as the Bank's Chairman of the Board of Directors since August 2001. He is the President and Chief Executive Officer of Tuxedo Junction, a chain of formal wear rental stores, and the Chairman of the Board of Great Skate Hockey Supply Company, a distributor of hockey equipment in the United States. Mr. Snyder is a graduate of the State University of New York at Buffalo.

Present Class C Directors whose terms of office expire in 2005:

        Fred J. Hanania has been a Director since our formation in 2003 and a director of the Bank since its inception in 1999. From 1969 until his withdrawal from day to day management in 1989, he was the President of BWC Transportation, a cartage, leasing and transportation company. Since 1989, he has been engaged in real estate development and management. Mr. Hanania attended the University of Buffalo.

        Luiz F. Kahl has been a Director since our formation in 2003 and a director of the Bank since its inception in 1999. Since 1995, he has been a principal in, and the President of, Vector Group, LLC, a private investment company. Prior thereto, Mr. Kahl was President of Carborundum Company, a manufacturer of high technology ceramic materials and ceramic fibers. Mr. Kahl received a B.S. in Engineering from the University of Rio de Janeiro and a M.S.M.E. degree from the University of Houston.

        Gerard T. Mazurkiewicz was appointed a Director in 2003. Since January 2004, he has been a partner of Dopkins & Co., a Buffalo, New York based accounting firm. He was employed in the Buffalo office of KPMG LLP since 1969 and was appointed partner in charge of the Upstate New York/Albany tax practice in 1996, serving in that capacity until his retirement from KPMG in January 2002. Mr. Mazurkiewicz is a graduate of the State University of New York at Buffalo and is a certified public accountant.

        James A. Smith has been a Director since our formation in 2003 and a director of the Bank since its inception in 1999. He has been a practicing orthopedic surgeon since 1974. Dr. Smith is a graduate of Georgetown University and the State University of New York at Buffalo School of Medicine.

        David L. Ulrich has been a Director since our formation in 2003 and a director of the Bank since its inception in 1999. Since 1984, he has been the owner and President of Ulrich & Company, a full service insurance agency. In addition, since 1992, he has been the owner and President of Ulrich Development Company, LLC, a real estate development company. Mr. Ulrich is a graduate of Ball State University and The Home Insurance Company School of Insurance.

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR CLASS B DIRECTOR.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Board of Directors Independence

        Our Board of Directors has determined that each of its current members, except for Messrs. Dorn and Sidoni, is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards as currently in effect.

Attendance at Meetings

        During 2003, our Board of Directors held 10 meetings. Each Director attended at least 75% of the aggregate number of meetings of our Board of Directors and meetings held by all committees of our Board of Directors on which he or she served, except for Mr. Smith, who attended 70% of such meetings and Ms. McDuffie, who attended 67% of such meetings.

Executive Committee

        Our Board of Directors has a standing Executive Committee which, subject to limitations set forth in our bylaws and applicable law, has and may exercise the powers of our Board of Directors between meetings of our Board of Directors. The members of our Executive Committee are Messrs. Snyder (Chair), Dorn, Evans, Kahl, Sidoni, Ulrich and Wolf and Mrs. Frank. Our Executive Committee held 12 meetings in 2003.

Committees

        Audit Committee. Our Audit Committee, comprised of Mrs. Frank (Chair), Ms. Mosey-Pawlowski, Mr. Mazurkiewicz and Mr. Thomas, held 6 meetings in 2003. Each member of our Audit Committee is independent as defined under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and under the NASDAQ Stock Market, Inc. rules currently in effect. In addition, pursuant to the requirements of Section 407 of the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that each of Mrs. Frank and Mr. Mazurkiewicz qualifies as an "audit committee financial expert." The duties of our Audit Committee consist of reviewing with our independent auditors and our management, the scope and results of the annual audit and other services provided by our independent auditors. Our Audit Committee also reviews other regulatory compliance matters. Our Board of Directors has adopted a charter for the Audit Committee, a copy of which is annexed to this proxy statement as Appendix A.

        Compensation Committee. The non-employee, independent members of our Executive Committee, consisting of Messrs. Snyder (Chair), Evans, Kahl, Ulrich and Wolf and Mrs. Frank, serve as our Compensation Committee. This committee (i) reviews the performance of our chief executive officer, (ii) makes recommendations concerning his compensation and (iii) reviews all of our employment policies and benefit programs. Our Compensation Committee did not hold any formal meetings in 2003, but met informally on several occasions.

        Nominating Committee. Our Board of Directors does not have a standing Nominating Committee, the functions of which are handled by our Board of Directors in its entirety. Pursuant to the our bylaws, our Board of Directors must deliver nominations for Directors to our Secretary at least 50 days prior to the date of the Annual Meeting. A stockholder who wishes to nominate a candidate for Director must give us prior written notice thereof, which notice must be personally delivered or mailed via registered first class mail, return receipt requested, to our Secretary and must be received by our Secretary not less than 120 days nor more than 150 days prior to the first anniversary of the date our proxy statement was first mailed to stockholders in connection with our previous year's Annual Meeting. If such nomination is given in connection with a special meeting for the election of Directors, it must be received by the later of (i) 90 days prior to the date of such special meeting or 10 days after the notice of special meeting is first mailed to our stockholders. The stockholder's notice must contain the following information: (i) as to each nominee for Director, all information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) as to any other business that the stockholder giving the notice proposes to bring before the meeting, a brief discussion of such business, the reasons for conducting such business at such meeting and any material interest in such business of such stockholder and (iii) as to the stockholder giving the notice, his or her name and address as it appears on our books and records and the number of shares of each class of our capital stock that are beneficially owned and held of record by him or her. Any nomination not made in strict accordance with the foregoing provisions will be disregarded at the direction of our Chairman of the Board.

        Option Committee. The Option Committee of our Board of Directors, which administers all of our stock option plans, includes Messrs. Ulrich (Chair), Kahl and Smith and Mrs. Frank. The Option Committee did not meet in 2003.

Code of Ethics

        In February 2004, our Board of Directors adopted a Code of Ethics which governs all of our Directors, officers and employees, including our Chief Executive Officer and other executive officers. This Code of Ethics is not yet available on our website. Until such time as it is available on our website, we will provide to any person, upon request, a copy of our Code of Ethics. Written requests should be directed to Great Lakes Bancorp, Inc., 2421 Main Street, Buffalo, New York 14214, Attention: Secretary.

        Upon completion of our website, we will disclose any amendment to its Code of Ethics or waiver of a provision of its Code of Ethics, including the name of any person to whom the waiver was granted, on its website.

Director Compensation

        During 2003, non-employee Directors received annual compensation of $3,000 for attendance at all Board of Director and committee meetings. Members of our Executive Committee received an additional stipend in the amount of $1,800.

Contacting the Board of Directors

        Although we do not have a formal policy regarding communications with our Board of Directors, stockholders may communicate with our Board of Directors by writing to: Board of Directors, Great Lakes Bancorp, Inc., 2421 Main Street, Buffalo, New York 14214. Stockholders who would like their submission directed to a particular Director may so specify and the communication will be forwarded, as appropriate.

OUR DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

        The following table sets forth certain information regarding our Directors and executive officers:

Name	Age	Position

Barry M. Snyder	59	Chairman of the Board of Directors

William A. Evans	63	Vice Chairman of the Board of Directors

Andrew W. Dorn, Jr.	53	President, Chief Executive Officer, Treasurer and Director

Lee M. Storch	52	Executive Vice President and Chief Operating Officer

Louis Sidoni	71	Executive Vice President, Secretary and Director

Kim S. Destro	46	Vice President and Chief Financial Officer

Paul W. Bergman	50	Vice President and Chief Lending Officer

Marylou Borowiak	43	Vice President and Chief Banking Officer

Douglas S. Cohen	44	Vice President and Chief Administrative Officer

Harold Davis	59	Vice President and Chief Information Officer

Frederick A. Wolf	61	Assistant Secretary and Director

Carolyn B. Frank	44	Director

Fred J. Hanania	70	Director

Luiz F. Kahl	67	Director

Gerard T. Mazurkiewicz	56	Director

Acea M. Mosey-Pawlowski	36	Director

Dennis M. Penman	54	Director

James A. Smith	54	Director

Louis J. Thomas	61	Director

David L. Ulrich	55	Director

        All of our officers are elected annually at the first meeting of our Board of Directors following the Annual Meeting of Stockholders and serve at the discretion of our Board of Directors. There are no family relationships between any of our executive officers or Directors. Recent business experience of our Directors is set forth above under "Election of Directors." Recent business experience of our executive officers who are not also Directors is as follows:

        Lee M. Storch joined the Bank in August 2003 and was named our Executive Vice President and Chief Operating Officer in September 2003. He has extensive experience in banking having been employed in various capacities with several banks from 1983 to 1996. After serving as President and Chief Executive Officer of Neuman Microtechnologies, Inc. from 1996 to 1999, he joined Orr & Reno, PA, a New Hampshire law firm, as Director of Administration. He is a graduate of Babson College and received a masters degree in business administration from Suffolk University.

        Kim S. Destro has been our Vice President and Chief Financial Officer since our formation in 2003 and Vice President and Chief Financial Officer of the Bank since November 1999. From January 1997 until November 1999, she served as Vice President and Controller for Jamestown Savings Bank. Ms. Destro received a Bachelors of Science - Accounting degree from the State University of New York at Fredonia, and is a certified public accountant.

        Paul W. Bergman has been our Vice President and Chief Lending Officer since our formation in 2003 and Vice President and Chief Lending Officer of the Bank since its inception in 1999. From 1991 until 1999, he was a Vice President of Key Corp. Mr. Bergman is a graduate of Canisius College.

        Marylou Borowiak has been our Vice President and Chief Banking Officer since our formation in 2003 and Vice President and Chief Banking Officer of the Bank since May 2000. From 1993 until May 2000, she served as a regional Vice President for First Niagara Bank. Ms. Borowiak is a graduate of the State University of New York at Buffalo.

        Douglas S. Cohen was appointed Vice President and Chief Administrative Officer in September 2003. From June 2001 until joining the Bank in June 2002, Mr. Cohen was engaged in a private consulting business. From June 1984 until June 2001, he served in various capacities at HSBC Bank USA. Mr. Cohen is a graduate of the State University of New York at Buffalo School of Management.

        Harold Davis has been our Vice President and Chief Information Officer since our formation in 2003 and Vice President and Chief Information Officer of the Bank since May 1999. From 1993 until January 1999, he served in a similar capacity for First Niagara Bank. Mr. Davis is a graduate of the State University of New York at Buffalo.

COMPENSATION OF OUR EXECUTIVE OFFICERS

        The following table sets forth the cash compensation as well as certain other compensation paid during the years ended December 31, 2001, 2002 and 2003 for our Chief Executive Officer. None of our other executive officers received annual compensation in excess of $100,000. The amounts shown include compensation for services in all compensation capacities.

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options/ SARs(2)	All Other Compensation

Andrew W. Dorn, Jr., Officer	2003	$140,000	$21,000	-	-	$ 8,345(1)
President, Chief Executive and Treasurer	2002	120,000	-	-	12,000	7,200(1)
	2001	120,000	-	-	-	7,200(1)

(1)	Consists of employer contributions and matching contributions made by us for the benefit of Mr. Dorn pursuant to our 401(k) Plan.
(2)	Consists of grants to Mr. Dorn under our 2000 Stock Option Plan.

Employee Plans

        2000 Stock Option Plan. In October 1999, the Board of Directors of the Bank adopted the Greater Buffalo Savings Bank 2000 Stock Option Plan, or the 2000 Stock Option Plan, which was subsequently approved by the Bank's shareholders and the New York State Superintendent of Banks, or Superintendent of Banks. The 2000 Stock Option Plan was assumed by us upon consummation of the reorganization (the "Reorganization") in 2003 when we became the holding company for the Bank. 180,000 shares of our common stock have been reserved for issuance under the 2000 Option Plan. Pursuant to this Plan, our Option Committee may grant non-qualified stock options to our Directors and founders and incentive stock options to our employees, including our officers. In each instance, the exercise price for the options shall not be less than the greater of (i) the fair market value of our common stock on the date of grant as determined by our Board of Directors or (ii) $10. Generally, options granted to our Directors and founders vest immediately and options granted to our employees vest over a 5-year period at the rate of 20% per year beginning one year from the date of grant. All options granted under the 2000 Option Plan expire ten years from the date of grant. In 2003, no options were granted under our 2000 Option Plan.

        2002 Stock Option Plan. In February 2002, the Board of Directors of the Bank adopted the Greater Buffalo Savings Bank 2002 Stock Option Plan, or the 2002 Stock Option Plan, which was subsequently approved by the Bank's shareholders and the New York State Superintendent of Banks. The 2000 Stock Option Plan was assumed by us upon consummation of the Reorganization. 200,000 shares of our common stock have been reserved for issuance under the 2002 Stock Option Plan. Pursuant to this Plan, our Option Committee may grant non-qualified stock options to our Directors and founders and incentive stock options to our employees, including our officers. In each instance, the exercise price of the options shall not be less than the greater of (i) the fair market value of our common stock on the date of grant as determined by our Board of Directors or (ii) $10. Generally, options granted to our Directors and founders vest immediately and options granted to our employees vest over a 5-year period at the rate of 20% per year beginning one year from the date of grant. All options granted under the 2002 Option

Plan expire ten years from the date of grant. In 2003, no options were granted under our 2002 Option Plan.

        401(k) Plan. We maintain a 401(k) retirement savings plan which covers substantially all of our employees, including our executive officers, who have completed at least 365 days of service. We contribute an annual amount equal to 3% of each participant's base salary. Eligible participants may also contribute up to 15% of their annual compensation, subject to an annual limitation as adjusted by the provisions of the Internal Revenue Code of 1986, as amended. Participant contributions are matched by us in an amount equal to 50% of his contributions. Our matching contributions are limited to an additional 3% of the participant's base salary and vest at the rate of 20% per year.

Options Granted in Last Fiscal Year

We did not grant any stock options in 2003.

Aggregate Option Exercised in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information with respect to our executive officers named in the compensation table set forth above concerning the exercise of options during 2003 and unexercised options held at the end of 2003.

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised in-the-Money Options At Fiscal Year End (1)
Name and Principal Position	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Andrew W. Dorn, Jr., President, Chief Executive Officer and Treasurer	0	$ 0	22,400	17,600	$ 0	$ 0

(1)	Represents the difference between $8.70, the book value of our common stock as of December 31, 2003, and the exercise prices of such options which are exercisable at an exercise price of $10.

Equity Compensation Plan Information

        The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2003, including the 2000 Stock Option Plan and the 2002 Stock Option Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	186,240	$10	193,760

Equity compensation plans not approved by security holders	-	-	-

Total	186,240	$10	193,760

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The non-employee members of our Executive Committee currently serve as our Compensation Committee. This committee makes recommendations to our Board of Directors with respect to the compensation of our executive officers and reviews all of our employment policies and benefit programs.

        The base salary of our Chief Executive Officer was initially set in November 1999 to be competitive with that of chief executive officers at other de novo banks. Since then, our Compensation Committee has adopted a compensation strategy for our Chief Executive Officer that utilizes reasonable salaries and places heavy emphasis on incentive compensation such as cash bonuses and stock options in order to reward contributions to our long-term success. We anticipate that once we have achieved sustained profitability, the base salary for our Chief Executive Officer will be determined by competitive, market-based pay practices, performance evaluations and expected future contributions. Base salaries will most likely be targeted at the median level of salaries at comparable banks for executives with similar experience, but will also take into account unique responsibilities and performance.

                                                                                    Barry M. Snyder, Chairman
                                                                                    William A. Evans
                                                                                    Luiz F. Kahl
                                                                                    David L. Ulrich
                                                                                    Frederick A. Wolf
                                                                                    Carolyn B. Frank

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        Our Audit Committee retained Freed Maxick & Battaglia, PC to audit our consolidated financial statements for 2003. All services provided on our behalf by Freed Maxick & Battaglia, PC during 2002 and 2003 were approved in advance by our Audit Committee. The aggregate fees billed to us by Freed Maxick & Battaglia, PC for 2003 and 2002 are as follows:

	2003	2002

Audit Fees	$50,000	$42,300
Audit Related Fees	-	-
Tax Fees	27,900(1)	7,800(1)
All Other Fees	-	-

Total	$77,900	$50,100

(1)	Freed Maxick & Battaglia CPAs PC did not render any services to us during the fiscal years ended December 31, 2003 or December 31, 2002 that consisted of tax compliance tax advice or tax planning. However for the years ended December 31, 2003 and December 31, 2002 we utilized RSM McGladrey a firm affiliated with Freed Maxick & Battaglia CPAs PC for tax related matters. These services consisted of federal and state tax returns preparation compliance and planning advice as well as cost segregation studies.

REPORT OF THE AUDIT COMMITTEE

Review of Our Audited Financial Statements

        Our Audit Committee is comprised of the Directors named below, each of whom is independent as defined under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and under the NASDAQ Stock Market, Inc. rules currently in effect. In addition, pursuant to the requirements of Section 407 of the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that each of Mrs. Frank and Mr. Mazurkiewicz qualifies as an "audit committee financial expert."

        The Audit Committee operates under a written charter which is annexed to this proxy statement as Appendix A. The Audit Committee has not yet adopted a formal written policy requiring advance approval of all audit and non-audit services to be provided by independent public accountants. However, as a matter of course, we will not engage any outside accountants to perform any audit or non-audit services without the prior approval of the Audit Committee.

        The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2003 with our management. The Audit Committee has also discussed with Freed Maxick & Battaglia, PC, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

        The Audit Committee has also received and reviewed the written disclosures and the letter from Freed Maxick & Battaglia, PC required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," and has discussed the independence of Freed Maxick & Battaglia, PC with that firm.

        Based on the review and the discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

        The Audit Committee has considered whether the provision of the services described above under "Relationship With Independent Accountants" other than audit services is compatible with maintaining Freed Maxick & Battaglia, PC's independence and has concluded that it is.

                                                                                        Carolyn B. Frank, Chair
                                                                                        Acea M. Pawlowski-Mosey
                                                                                        Gerard T. Mazurkiewicz
                                                                                        Louis J. Thomas

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The rules and regulations promulgated by the Securities and Exchange Commission require our Directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Our officers, Directors and persons who own more than 10% of a registered class of our equity securities are required to furnish us with copies of all such forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us, during the year ended December 31, 2003 all such filing requirements applicable to our officers, Directors and persons who own more than 10% of a registered class of our equity securities were complied with.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information as of May 1, 2004 regarding the beneficial ownership of our common stock by: (i) each person or entity who is known by us to own beneficially more than 5% of our common stock; (ii) by each Director; (iii) by each of or our executive officers and (iv) by all of our executive officers and Directors as a group. As of May 1, 2004, we had no outstanding shares of Class B common stock or preferred stock.

Directors, Officers and 5% Stockholders	Number of Shares (1)	Percentage of Class

Barry M. Snyder (2)(3)	517,624	13.30
William A. Evans (2)(4)	261,200	6.71
Andrew W. Dorn, Jr. (2)(5)	49,000	1.26
Louis Sidoni (2)(6)	44,200	1.14
Lee M. Storch (2)	-	-
Kim S. Destro (2)(7)	8,420	*
Paul W. Bergman (2)(8)	10,220	*
Marylou Borowiak (2)(9)	10,220	*
Douglas S. Cohen (2)	-	-
Harold Davis (2)(10)	4,720	*
Frederick A. Wolf (2)(11)	61,500	1.58
Carolyn B. Frank (2)(12)	15,200	*
Fred J. Hanania (2)(13)	103,200	2.65
Luiz F. Kahl (2)(14)	44,200	1.14
Gerard T. Mazurkiewicz (2)	-	-
Acea M. Mosey-Pawlowski (2)(15)	120,220	3.09
Dennis M. Penman (2)(16)	8,200	*
James A. Smith (2)(17)	163,200	4.19
Louis J. Thomas (2)(18)	13,145	*
David L. Ulrich (2)(19)	214,400	5.51
All Directors and Executive Officers as a Group (20 persons) (21)	1,648,869	42.37
Jeremy M. Jacobs	213,630	5.49

* Less than 1%.
(1)	Rounded to the nearest whole share. Unless otherwise indicated in the footnotes, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder, except to the extent that authority is shared by spouses under applicable law.
(2)	The business address of each of the executive officers and Directors is 2421 Main Street, Buffalo, New York 14214.

(3)	Includes (i) 514,424 shares of common stock held by Lindrew Properties, LLC, a family limited liability company of which Mr. Snyder is the sole member (ii) 2,000 shares of common stock issuable under options granted to Mr. Snyder under the 2000 Stock Option Plan and (iii) 1,200 shares of common stock issuable under options granted to Mr. Snyder under the 2002 Stock Option Plan which are exercisable within 60 days.
(4)	Includes (i) 34,000 shares held by the Evelyn M. Davis Trust of which Mr. Evans is the Trustee and has sole voting and investment power, (ii) 11,000 shares held by Mr. Evans' spouse, (iii) 12,000 shares of common stock issuable under options granted to Mr. Evans under the 2000 Stock Option Plan and (iv) 1,200 shares of common stock issuable under options granted to Mr. Evans under the 2002 Stock Option Plan which are exercisable within 60 days.
(5)	Includes (i) 3,000 shares held in an IRA for the benefit of Mr. Dorn, (ii) 500 shares held by Mr. Dorn's spouse and (iii) 22,400 shares of common stock issuable under options granted to Mr. Dorn under the 2000 Stock Option Plan which are exercisable within 60 days. Excludes 17,600 shares of common stock issuable under options granted to Mr. Dorn under the 2000 Stock Option Plan which are not exercisable within 60 days.
6)	Includes (i) 10,000 shares of common stock owned by D. A. Ross Irrevocable Trust of which Mr. Sidoni is co-Trustee and shares voting and investment power and (ii) 16,600 shares of common stock issuable under options granted to Mr. Sidoni under the 2000 Stock Option Plan which are exercisable within 60 days. Excludes 8,400 shares of common stock issuable under options granted to Mr. Sidoni under the 2000 Stock Option Plan which are not exercisable within 60 days.
(7)	Includes (i) 3,740 shares held in an IRA for the benefit of Ms. Destro and (ii) 2,420 shares of common stock issuable under options granted to Ms. Destro under the 2000 Stock Option Plan which are exercisable within 60 days. Excludes 3,580 shares of common stock issuable under options granted to Ms. Destro under the 2000 Stock Option Plan which are not exercisable within 60 days.
(8)	Includes (i) 6,000 shares held in an IRA for the benefit of Mr. Bergman and (ii) 2,720 shares of common stock issuable under options granted to Mr. Bergman under the 2000 Stock Option Plan which are exercisable within 60 days. Excludes 3,280 shares of common stock issuable under options granted to Mr. Bergman under the 2000 Stock Option Plan which are not exercisable within 60 days.
(9)	Includes (i) 3,600 shares held in an IRA for the benefit of Ms. Borowiak and (ii) 1,420 shares of common stock issuable under options granted to Ms. Borowiak under the 2000 Stock Option Plan which are exercisable within 60 days. Excludes 3,580 shares of common stock issuable under options granted to Ms. Borowiak under the 2000 Stock Option Plan which are not exercisable within 60 days.
(10)	Includes (i) 1,600 shares held in an IRA for the benefit of Mr. Davis and (ii) 3,020 shares of common stock issuable under options granted to Mr. Davis under the 2000 Stock Option Plan which are exercisable within 60 days. Excludes 2,980 shares of common stock issuable under options granted to Mr. Davis under the 2000 Stock Option Plan which are not exercisable within 60 days.
(11)	Includes (i) 25,800 shares held in an IRA for the benefit of Mr. Wolf, (ii) 500 shares held by Mr. Wolf's spouse, (iii) 9,000 shares of common stock issuable under options granted to Mr. Wolf under the 2000 Stock Option Plan and (iv) 1,200 shares of common stock issuable under options granted to Mr. Wolf under the 2002 Stock Option Plan which are exercisable within 60 days.
(12)	Includes (i) 1,000 shares held by two trusts for the benefit of Mrs. Frank's children of which Mrs. Frank is co-Trustee and shares voting and investment power, (ii) 2,000 shares of common stock issuable under options granted to Mrs. Frank under the 2000 Stock Option Plan and (iii) 1,200 shares of common stock issuable under options granted to Mrs. Frank under the 2002 Stock Option Plan which are exercisable within 60 days.

(13)	Includes 2,000 shares of common stock issuable under options granted to Mr. Hanania under the 2000 Stock Option Plan and 1,200 shares of common stock issuable under options granted to Mr. Hanania under the 2002 Stock Option Plan which are exercisable within 60 days.
(14)	Includes (i) 21,000 shares held in an IRA for the benefit of Mr. Kahl, (ii) 2,000 shares of common stock issuable under options granted to Mr. Kahl under the 2000 Stock Option Plan and (iii) 1,200 shares of common stock issuable under options granted to Mr. Kahl under the 2002 Stock Option Plan which are exercisable within 60 days.
(15)	Includes (i) 68,687 shares held by a limited partnership of which a trust for the benefit of Ms. Mosey-Pawlowski is one of four beneficial owners and as to which (A) Ms. Mosey-Pawlowski has sole voting and investment power and (B) disclaims beneficial interest except to the extent of her pecuniary interest, (ii) 33,333 shares held by a trust for the benefit of Ms. Mosey-Pawlowski and her three siblings as to which (A) Ms. Mosey-Pawlowski is the Trustee and has sole voting and investment power and (B) disclaims beneficial interest except to the extent of her pecuniary interest, (iii) 2,000 shares of common stock issuable under options granted to Ms. Mosey-Pawlowski under the 2000 Stock Option Plan and (iv) 1,200 shares of common stock issuable under options granted to Ms. Mosey-Pawlowski under the 2002 Stock Option Plan which are exercisable within 60 days.
(16)	Includes 2,000 shares of common stock issuable under options granted to Mr. Penman under the 2000 Stock Option Plan and 1,200 shares of common stock issuable under options granted to Mr. Penman under the 2002 Stock Option Plan which are exercisable within 60 days.
(17)	Includes 2,000 shares of common stock issuable under options granted to Mr. Smith under the 2000 Stock Option Plan and 1,200 shares of common stock issuable under options granted to Mr. Smith under the 2002 Stock Option Plan which are exercisable within 60 days.
(18)	Includes 2,000 shares of common stock issuable under options granted to Mr. Thomas under the 2000 Stock Option Plan and 1,200 shares of common stock issuable under options granted to Mr. Thomas under the 2002 Stock Option Plan which are exercisable within 60 days.
(19)	Includes 2,000 shares of common stock issuable under options granted to Mr. Ulrich under the 2000 Stock Option Plan and 1,200 shares of common stock issuable under options granted to Mr. Ulrich under the 2002 Stock Option Plan which are exercisable within 60 days.
(20)	Includes an aggregate of 100,780 shares of common stock issuable under options granted to our executive officers and Directors under the 2000 Stock Option Plan and the 2002 Stock Option Plan which are exercisable within 60 days. Excludes an aggregate of 39,420 shares of common stock issuable under options granted to our executive officers and Directors under the 2000 Stock Option Plan and the 2002 Stock Option Plan which are not exercisable within 60 days.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

        Our Directors and executive officers are customers of ours, and have had transactions with us in the past and are expected to have transactions with us in the future. Any outstanding transactions made to any of our Directors and executive officers were made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time of the transaction for comparable transactions with our employees, and did not involve more than normal risk of collection or contain other terms unfavorable to us.

PROPOSAL 2

APPROVAL OF THE PROPOSED AMENDMENT TO THE
COMPANY'S CERTIFICATE OF INCORPORATION

General

        Our Board of Directors has determined that it is advisable to decrease our authorized capital stock from a total of 30,000,000 shares to a total of 18,000,000 shares by (i) reducing the authorized number of shares of our common stock from 20,000,000 shares to 16,000,000 shares and the authorized number of shares of our preferred stock from 5,000,000 shares to 2,000,000 shares and (ii) by eliminating the 5,000,000 authorized shares of our Class B common stock. Our Board of Directors has voted to recommend that our stockholders adopt an amendment to our certificate of incorporation implementing the proposed decreases. This proposed amendment to our Certificate of Incorporation is set forth in Appendix B annexed hereto.

Purpose of Reducing the Number of Authorized Shares

        The reduction in the number of shares of stock we are authorized to issue is solely for the purpose of reducing the amount of franchise taxes paid in Delaware which is calculated based on a number of factors, most pertinent being the total number of authorized shares and our total gross assets at year end. There are no set tax brackets in determining this franchise tax. By reducing our authorized shares as proposed, we expect to reduce our annual Delaware franchise tax from approximately $66,000 in 2003 to approximately $42,000 in 2004.

Effect of Reduction

        This proposal, if approved, will have no effect on our present commitment for share issuances. As of May 1, 2004, (i) 3,891,661 shares of our common stock were outstanding, (ii) 380,000 shares of our common stock were reserved for issuance under our stock plans, (iii) no shares of our Class B common stock were outstanding and (iv) no shares of our preferred stock were outstanding. The number of shares that would remain available, therefore, would be 13,728,339 in contrast to 25,728,339 if this proposal is not approved. We believe that 13,728,339 available shares is more than adequate to satisfy any future requirements for stock issuances for the next several years. However, should we require to increase our authorized common stock beyond 18,000,000 shares, we would be required to obtain stockholder approval. In such event, this requirement could impair our ability to engage in possible future transactions requiring stock issuances because of the time required to obtain stockholder approval.

Required Vote

        Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of common stock. If this proposal is approved, the proposed amendment will become effective upon acceptance for filing of a certificate of amendment to our certificate of incorporation with the Secretary of State of Delaware. , which filing is expected to take place shortly after stockholder approval. Should stockholder approval not be obtained, then the number of our authorized shares will remain the same.

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

OTHER MATTERS

        Our Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above. However, if any other business should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended to be presented at our 2005 Annual Meeting must be received by us no later than January 12, 2005 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Nothing contained herein shall be deemed to require us to include in our proxy statement and proxy relating to the 2005 Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

OTHER INFORMATION

        A copy of our Annual Report to Stockholders for the year ended December 31, 2003 accompanies this proxy statement. This Annual Report includes, among other things, our audited financial statements as of December 31, 2003 and 2002, and for each of the two years in the period ended December 31, 2003.

        Representatives of Freed Maxick & Battaglia, PC, independent auditors, are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        WE WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB, FOR THE YEAR ENDED DECEMBER 31, 2003, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. Such written request should be directed to Great Lakes Bancorp, Inc., 2421 Main Street, Buffalo, New York 14214, Attention: Secretary. Each such request must set forth a good faith representation that, as of May 1, 2004, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting.

ANNEX A

AUDIT COMMITTEE CHARTER

Great Lakes Bancorp, Inc.
(the "Company")

Audit Committee Charter

Organization

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of Nasdaq, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission, including financial literacy. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Statement of Policy and Responsibilities

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the Company's internal accounting and financial controls, (3) the independent auditor's qualifications and independence, (4) the performance of the Company's internal audit function and independent auditors, and (5) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

In discharging its oversight role, the Committee is authorized to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company.

Principal Functions

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee will take appropriate action to set the overall Company "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following functions are set forth as a guide to be supplemented and carried out as the Committee deems necessary and appropriate.

The following shall be the principal recurring functions of the Committee in carrying out its responsibilities for Financial Statement and Disclosure Matters:
Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Annual reports on Form 10-KSB or Form 10-K, as the case may be.
Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-QSB or Form 10-Q, as the case may be, including the results of the independent auditor's review of the quarterly financial statements.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.
Review and discuss reports from the independent auditors on:
All critical accounting policies and practices to be used.
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.
Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).
Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.
Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Annual Reports and Quarterly Reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.
The Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year, as well as the independent auditor's report on management's assertion.

The following shall be the principal recurring functions of the Committee in carrying out its responsibilities for Oversight of the Company's Relationship with the Independent Auditor Matters:

Review and evaluate the lead partner of the independent auditor team.
Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.
Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.
Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participate in any capacity in the audit of the Company.
Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

The following shall be the principal recurring functions of the Committee in carrying out its responsibilities for Compliance Oversight Responsibilities:

Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.
Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports, which raise material issues regarding the Company's financial statements or accounting policies.
Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Other Matters

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than bi-annually. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

ANNEX B

PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

GREAT LAKES BANCORP, INC.

_______________________________

Under Section 242 of the General
Corporation Law of the State of Delaware

        GREAT LAKES BANCORP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

        1.     That the name of the Corporation is Great Lakes Bancorp, Inc.

        2.     That paragraph (a) of Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

                "FOURTH: (a) The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 18,000,000; consisting of 16,000,000 shares of common stock having a par value of $.001 per share common stock and 2,000,000 shares of preferred stock having a par value of $.001 per share."

        3.     This amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        4.     This amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of the State of Delaware.

        IN WITNESS WHEREOF, The Corporation has caused this Certificate of Amendment to be signed by Andrew W. Dorn, Jr., its President and Chief Executive Officer this ____ day of June, 2004

GREAT LAKES BANCORP, INC.

By:
Andrew W. Dorn, Jr.,
President and Chief Executive Officer

B-1

PROXY

GREATER BUFFALO SAVINGS BANK
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 15, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints ANDREW W. DORN, JR. and LOUIS SIDONI and each or any of them, attorneys and proxies, with full power of substitution, to vote at the Annual Meeting of Stockholders of GREAT LAKES BANCORP, INC. (the "Company") to be held at the Company's corporate offices at 2421 Main Street, Buffalo, New York, on June 15, 2004 at 5:30 p.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors recommends a vote "FOR" Proposal No. 1

1.     ELECTION OF DIRECTORS:

  ☐ FOR all nominees listed below   ☐ WITHHOLD AUTHORITY to
                                                                         vote for all nominees listed below
                                                                                       (except as marked to the contrary below)

            WILLIAM A. EVANS
            ACEA M. MOSEY-PAWLOWSKI
            DENNIS M. PENMAN
            LOUIS J. THOMAS
            FREDERICK A. WOLF

(Instruction: To withhold authority to vote for any individual nominee mark "FOR" all nominees above and write the name(s) of that nominee(s)
with respect to whom you wish to withhold authority to vote here:
        _________________________________________

        _________________________________________

The Board of Directors recommends a vote "FOR" Proposal No. 2

2.     PROPOSAL TO APPROVE THE PROPOSED AMENDMENT TO THE COMPANY'S
        CERTIFICATE OF INCORPORATION REDUCING THE NUMBER OF AUTHORIZED
        SHARES OF COMMON STOCK AND PREFERRED STOCK.

  ☐ FOR   ☐ AGAINST  ☐ ABSTAIN

3.     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS NO. 1 AND NO. 2.

Dated: ______________, 2004

______________________________________________
                                                                            Signature

______________________________________________
                                                        Signature if held jointly

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign a partnership name by authorized person. PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE